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                                                       Deutsche Asset Management

BT Investment Funds
PreservationPlus Income

Supplement dated June 14, 2000 (Replacing Supplement dated June 7, 2000) to Prospectus dated January 31, 2000

The following supplements the "Total Returns, After Fees and Expenses" section and the "Financial Highlights" table in the Fund's prospectus:

Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown.

The following supplements footnote number two to the "Annual Fees and Expenses" table in the Fund's prospectus:

The investment adviser has contractually agreed to waive its management fees through September 30, 2000.

The following replaces the second and third sentences in the "Buying and Selling Fund Shares - Participant-Directed Employee Benefit Plans -- Redeeming Shares" section of the Fund's prospectus:

There will be no redemption fee assessed for qualified plan redemptions, which are:

o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant; and
o  Transfers to other plan investment options that are not competing funds* if:
   o your plan does not allow transfers to competing funds or
   o your plan requires transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

* Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

All other redemptions of shares will be subject to the 3% redemption fee, if the Interest Rate Trigger is active. Specifically, if your plan allows transfers to competing funds or if they do not require transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund, all transfers will be subject to a redemption fee.

                                                        A Member of the
                                                        Deutsche Bank Group  [/]
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The following replaces the "Buying and Selling Fund Shares -- Interest Rate
Trigger" section of the Fund's prospectus:

Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time. All other redemptions are subject to the redemption fee, in the amount of 3%, on the proceeds of such redemptions of shares by shareholders on any day that the "Interest Rate Trigger" (as described below) is "active," and not subject to those charges on days that the Interest Rate Trigger is "inactive." The Interest Rate Trigger is active on any day when, as of the preceding day, the "Reference Index Yield" exceeds the sum of the "Annual Effective Yield" of the PreservationPlus Income Portfolio plus 1.35%. The Reference Index Yield on any determination date is the previous day's closing "Yield to Worst" on the Lehman Brothers Intermediate Treasury Bond Index (R). The "Annual Effective Yield" generally represents one day's investment income expressed as an annualized yield and compounded annually. The status of the Interest Rate Trigger will either be "active" or "inactive" on any day, and shall be determined on every day that the NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.10%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

     The Annual Effective Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

                 [(1 + Previous Day's Dividend Factor) /\ 365-1]
                       ------------------------------
                                 NAV Per Share

Please note that the annual effective yield of the Fund will be lower than the annual effective yield of the Portfolio because the Portfolio's expenses are lower than the Fund's.

A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the Fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.35% equals 7.55%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,850. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.10%.

(Please note that this example does not take into consideration an individual shareholder's tax issues or consequences including, without limitation, any withholding taxes that may apply.)

The spread between the Annual Effective Yield of the Portfolio and the Reference Index Yield that cause the Interest Rate Trigger to be activated (currently a spread of 1.35%) and de-activated (currently a

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spread of 1.10%) reflect the fact that the Portfolio's entire investment advisory fee is currently being waived. If the investment advisory fee waiver is discontinued as expected, these spreads will increase.

The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. For example, we expect to reduce the Redemption Fee to 2% and correspondingly adjust the Interest Rate Trigger so that the Interest Rate Trigger will be active more frequently than under the current calculation. Shares currently offered in this prospectus would be subject to the new combination of Redemption Fee and Interest Rate Trigger.

You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield by calling 1-800-730-1313 or your service agent.


               Please Retain This Supplement for Future Reference


SUPP1722 (6/00)

CUSIP:
055922660